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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 30, 2003


            CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-1, Mortgage Pass-Through Certificates, Series 2003-1).


                                    CWMBS, INC.
               (Exact name of registrant as specified in its charter)


        Delaware                   333-100418                 95-4449516
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
 of Incorporation)                File Number)           Identification No.)



        4500 Park Granada
        Calabasas, California                            91302
       (Address of Principal                           (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Item 5. Other Events.

        On January 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2003 (the "Pooling and
Servicing Agreement"), by and among the Company, as depositor, Countrywide
Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of January 1, 2003, by and among the Company, Seller, Master Servicer and the Trustee.



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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CWMBS, INC.



                                    By: /s/ Darren Bigby
                                        Darren Bigby
                                        Vice President


Dated:  April 4, 2003


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                                 Exhibit Index



Exhibit                                                             Page

99.1.      Pooling and Servicing Agreement,
           dated as of January 1, 2003, by
           and among, the Company, Seller,
           Master Servicer and the Trustee.                          6



                                      5